HSBC Global Asset Management (USA) Inc.

February 27, 2009

as revised December 24, 2009

HSBC Investor Funds

Prospectus and privacy policy

HSBC Investor Global Emerging Markets Fixed Income Fund

Class I Shares

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS
PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.

PRIVACY POLICY FOR HSBC INVESTOR FUNDS

This privacy policy notice summarizes the collection and disclosure of nonpublic personal information (“Information”) of customers (“you”) of the HSBC Investor Family of Funds (“we” or “us”). If you are an individual shareholder of record of any series of the Funds, we consider you to be a customer of the HSBC Investor Family of Funds. Shareholders purchasing or owning shares of any of the HSBC Investor Family of Funds through their bank, broker, or other financial institution should consult that financial institution’s privacy policies.

We collect the following categories of Information about you

We collect Information about you from the following sources: information we receive from you on applications or other forms; information about your transactions with us, our affiliates, or others; and information we receive from a consumer reporting agency.

We disclose the following categories of Information about you

We do not disclose any Information about you or any former customer to anyone, except as permitted by law, including to our affiliates and third party service providers.

We disclose Information about you to the following types of third parties

We may disclose Information about you and any former customer to our affiliates, which we consider to include HSBC Bank USA, NA, HSBC Global Asset Management (USA) Inc. and their affiliates, and to nonaffiliated third parties, as permitted by law.

We may disclose all of the Information we collect to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Protecting the security and confidentiality of your Information

We restrict access to Information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Information.

This is not part of the prospectus

HSBC Global Asset Management (USA) Inc.

February 27, 2009

as revised December 24, 2009

HSBC Investor Funds

Prospectus

HSBC Investor Global Emerging Markets Fixed Income Fund

Class I Shares

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS
PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.

HSBC Investor Funds	Table of Contents

Risk/Return Summary and Fund Expenses

Carefully review this important section, which summarizes the Fund’s investments, risks and fees.	3	Ticker Symbol
	4	Overview
	5	HSBC Investor Global Emerging Markets Fixed Income Fund

More About Risks and Investment Strategies

Review this section for more information on investment strategies and risks.	10	General Risk Factors
	12	Specific Risk Factors
	12	More Information About Fund Investments
	12	Portfolio Holdings

Fund Management

Review this section for details on the people and organizations who provide services to the Fund.	13	The Investment Adviser and Subadviser
	14	Portfolio Managers
	15	The Distributor, Administrator and Sub-Administrator

Shareholder Information

Review this section for details on how shares are valued, and how to purchase, sell and exchange shares. This section also describes related charges and payments of dividends and distributions.	16	Pricing of Fund Shares
	17	Purchasing and Adding to Your Shares
	22	Selling Your Shares
	25	Distribution and Shareholder Servicing Arrangements—Revenue Sharing
	26	Exchanging Your Shares
	29	Dividends, Distributions and Taxes

HSBC Investor Funds Ticker Symbols

Fund Name	Class	Ticker

HSBC Investor Global Emerging Markets Fixed Income Fund	Class I	HCGIX

HSBC Investor Funds
Risk/Return Summary and Fund Expenses

Overview

The Fund

HSBC Investor Funds is a mutual fund family that offers a variety of separate investment portfolios, each with individual investment objectives and strategies. This prospectus provides you important information about the HSBC Investor Global Emerging Markets Fixed Income Fund (the “Fund”). HSBC Global Asset Management (USA) Inc. (the “Adviser”) is the investment adviser for the Fund.

The Fund offers one class of shares through this prospectus: Class I Shares. The following pages of this prospectus will highlight the characteristics of the Fund’s Class I Shares. The Fund’s Statement of Additional Information (“SAI”) contains a more detailed discussion of the shares. Please read this prospectus and keep it for future reference.

The investment objective and strategies of the Fund are not fundamental and may be changed without shareholder approval. If there is a change in the investment objective or strategies of the Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial position and needs. There can be no assurance that the investment objective of the Fund will be achieved.

Other important things for you to note:

	•	You may lose money by investing in the Fund

	•	Because the value of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund

An investment in the Fund is not a deposit of HSBC Bank USA, NA, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who may want to invest?	Consider investing in the Fund if you are:

	•	Looking to add a monthly income component to your investment portfolio

	•	Seeking higher potential returns than provided by money market funds

	•	Willing to accept the risks of price and income fluctuations

	•	Looking to add a foreign income component to your investment portfolio

	•	Seeking higher potential returns than provided by other fixed-income funds, and willing to accept higher risks of price and income fluctuations than with other fixed income funds

The Fund will not be appropriate for anyone:

	•	Pursuing a short-term goal

	•	Who does not wish to bear the risks of a fund that invests primarily in foreign securities

HSBC Investor Global Emerging Markets Fixed Income Fund Risk/Return Summary and Fund Expenses

HSBC Investor Global Emerging Markets Fixed Income Fund

Investment Objective

The investment objective of the HSBC Investor Global Emerging Markets Fixed Income Fund (the “Fund”) is to maximize total return. The “total return” sought by the Fund consists of income earned on investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular region, sector or security.

Principal Investment Strategy

Under normal market conditions, the Fund invests at least 80% of its net assets in fixed income securities of issuers that economically are tied to emerging markets. Such securities are normally denominated in foreign currencies, but may also be denominated in U.S. dollars. The Fund may seek to hedge certain of its exposure to non-U.S. currencies with foreign exchange futures, forward deliverable and non-forward deliverable agreements, and credit default swaps. A security is economically tied to an emerging market country if it is principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority (i.e., greater than 50%) of its income from its operation within the country, or has a majority (i.e., greater than 50%) of its assets in the country. For the purposes of the foregoing, a derivative that tracks the investment returns of a particular issuer or market will be deemed to be issued by an issuer “located” in the country where the relevant issuer or market is located. The term “emerging markets” includes any country: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development (the “World Bank”); (iii) listed in World Bank publications as developing; or (iv) determined by the subadviser to be an emerging market as described above. Currently, these countries generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

Halbis Capital Management (USA) Inc. (“Halbis”) serves as the Fund’s subadviser. In managing the Fund, Halbis, as subadviser, focuses on security selection. The Fund may invest all of its assets in high yield securities. The Fund may also invest in preferred stocks and convertible securities.

The Fund may purchase securities of various maturities, but expects to maintain an average portfolio duration that does not exceed 8 years. Duration refers to the range within which the modified duration of the Fund’s portfolio is expected to fluctuate. Modified duration measures the expected sensitivity of market price to change in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer).

Consistent with its investment objective, the Fund:

•

may lend its securities to qualified brokers, dealers and other financial institutions for the purpose of realizing additional income. The Fund may also borrow money for temporary or emergency purposes.

•

may invest in derivative instruments, including, but not limited to, financial futures, foreign currency futures, foreign currency contracts, options on futures contracts, options on securities and swaps (swaptions).

	•	may invest all of its assets in high yield/high risk securities.

	•	may invest in floating and variable rate instruments.

HSBC Investor Global Emerging Markets Fixed Income Fund Risk/Return Summary and Fund Expenses

	•	may engage in repurchase transactions, where the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

•

may purchase and sell securities on a when-issued basis or forward commitment basis, in which a security’s price and yield are fixed on the date of the commitment but payment and delivery are scheduled for a future date.

•

may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

The Fund may, in the future, seek to achieve its investment objective by investing all of its assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund. Such a move is not currently contemplated. See the SAI under “Investment Techniques—Investments in Other Investment Companies.”

The Fund is considered to be “non-diversified” under the Investment Company Act of 1940, as amended, which means that the Fund can invest a greater percentage of its assets in fewer securities than a diversified fund. The Fund may also have a greater percentage of its assets invested in particular industries than a diversified fund, exposing the Fund to the risk of unanticipated industry conditions as well as risks particular to a single company or the securities of a single company.

Principal Investment Risks

Market Risk: The Fund’s performance will change daily based on many factors, including the quality of the instruments in the Fund’s investment portfolio, national and international economic conditions and general market conditions.

Credit Risk: The Fund could lose money if the issuer of a fixed income security is unable to meet its financial obligations. This risk is greater for lower-quality bonds than for bonds that are investment grade.

Interest Rate Risk: Changes in interest rates will affect the yield or value of the Fund’s investments in debt securities. If interests rates rise, the value of the Fund’s investments may fall.

Foreign Investment Risk: Investments in foreign securities are riskier than investments in U.S. securities. Investments in foreign securities may lose value due to unstable international, political and economic conditions, fluctuations in currency exchange rates, and lack of adequate company information, as well as other factors.

Emerging Markets Risk: Investments in foreign emerging markets present greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in foreign emerging markets. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Moreover, many of the emerging markets are relatively small, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility.

Derivatives/Leverage Risk: The Fund may invest in derivative instruments (e.g., swaps, options, swaptions and futures contracts) to help achieve its investment objective. The Fund intends to do so primarily for hedging purposes, for cash management purposes, as a substitute for investing

HSBC Investor Global Emerging Markets Fixed Income Fund Risk/Return Summary and Fund Expenses

directly in equity or fixed income instruments, or as a part of a strategy to gain exposure to the characteristics of investments in foreign markets through efficient portfolio management techniques. While the subadviser does not currently intend to use derivatives for purposes of leverage to any significant degree, it may do so to enhance return when the subadviser believes the investment will assist the Fund in achieving its investment objectives. Gains and losses from speculative positions in a derivative may be much greater than the derivative’s original cost. If derivatives are used for leverage, their use would involve leveraging risk. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The Fund’s investment in a derivative instrument could lose more than the principal amount invested. These investments could increase the Fund’s price volatility or reduce the return on your investment.

High Yield Risk: High-yield securities are subject to higher credit risks and are less liquid than other fixed income securities. The Fund could lose money if the Fund is unable to dispose of these investments at an appropriate time.

Issuer Diversification Risk. Focusing investments in a small number of issuers, industries or foreign currencies increases risk. The Fund is “non-diversified” and may invest a greater percentage of its assets in the securities of a single issuer than a fund that is “diversified.” Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Similarly, the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of issuers in the same country or region.

Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses.

More information about the risks of an investment in the Fund is provided in the “More About Risks and Investment Strategies” section of this prospectus.

Performance Information	No performance information is presented for the Fund because it had not commenced operations as of the date of this prospectus.

HSBC Investor Global Emerging Markets Fixed Income Fund Risk/Return Summary and Fund Expenses

Fees and Expenses

As an investor in the HSBC Investor Global Emerging Markets Fixed Income Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

Shareholder Transaction Expenses (fees paid directly from your investment)	I Shares

Maximum sales charge (load) on purchases (as a percentage of offering price)	None

Maximum deferred sales charge (load) on redemptions (as a percentage of price)	None

Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)(1)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	I Shares

Advisory Services	0.50%

Other operating expenses(2)	0.77%

Total Fund operating expenses	1.27%

Fee waiver and/or expense reimbursement(3)	0.42%

Net operating expenses	0.85%

(1)

A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see the “Selling Your Shares—Redemption Fee” section in this prospectus.

(2)	Based on estimated amounts for the current fiscal year.

(3)

The Adviser has entered into a written expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 0.85% for Class I Shares. The expense limitation is contractual and shall be in effect until March 1, 2010.

The SAI contains a more detailed discussion of the Class I Shares. You can obtain a copy of the SAI on the Fund’s website at www.investorfunds.us.hsbc.com.

HSBC Investor Global Emerging Markets Fixed Income Fund Risk/Return Summary and Fund Expenses

The Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay at the end of the time periods indicated, assuming the following:

•	$10,000 investment

•	5% annual return

•	no changes in the Fund’s operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

Expense Example

	1 Year	3 Years

Class I Shares	$87	$361

More About Risks and Investment Strategies

General Risk Factors

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. The Fund’s performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund’s investment portfolio, national and international economic conditions and general market conditions.

Generally, the Fund will be subject to the following risks:

•

Market Risk: Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. The value of securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, with respect to equity securities, large cap stocks can react differently from small cap or mid-cap stocks, and “growth” stocks can react differently from “value” stocks.

•

Fixed Income Securities: The value of investments in fixed income securities will fluctuate as interest rates decrease or increase. In addition, these securities may accrue income that is distributable to shareholders even though the income may not yet have been paid to the Fund. If so, the Fund may need to liquidate some of its holdings and forego the purchase of additional income-producing assets. Regarding certain federal agency securities or government sponsored entity securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government sponsored agencies), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor insured by the United States Treasury.

As of September 7, 2008, the Federal Housing Finance Agency has been appointed to be the conservator of Freddie Mac and Fannie Mae for an indefinite period with the stated purpose to preserve and conserve each entity’s assets and property, and to put each entity in a sound and solvent condition. The effect that this conservatorship will have on the entities’ debt and equities is unclear. During the conservatorship, each entity’s obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by the entities, the U.S. Department of the Treasury continues to monitor current market conditions and develop means to enhance the ability of the entities to meet their obligations.

•

Credit Risks: The Fund could lose money if the issuer of a fixed income security owned by the Fund is unable to meet its financial obligations. The risk is greater for lower-quality bonds than for bonds that are investment grade. In addition, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of a security and in the shares of the Fund. A change in the quality rating of a bond can also affect the bond’s liquidity and make it more difficult for the Fund to sell.

•

Derivatives: The Fund may invest in various types of derivative securities. Generally, a derivative is a financial arrangement the value of which is based on (or “derived” from) a traditional security, asset, or market index. Derivative securities include, but are not limited to, options and futures transactions, forward foreign currency exchange contracts, swaps, swaptions, mortgage- and asset-backed securities, and “when-issued” securities. There are, in fact, many different types of derivative securities and many different ways to use them.

The use of derivative securities is a highly specialized activity and there can be no guarantee that their use will increase the return of the Fund or protect its assets from declining in value. In fact, investments in derivative securities may actually lower the Fund’s return if such investments are timed incorrectly or are executed under adverse market conditions. In addition, the lack of a liquid market for derivative securities may prevent the Fund from selling unfavorable positions, which could result in adverse consequences.

More About Risks and Investment Strategies

Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, market risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. An investment in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Where a use of derivatives involves leverage, leverage risk will apply. The SAI contains detailed descriptions of the derivative securities in which the Fund may invest and a discussion of the risks associated with each security. To request an SAI, please refer to the back cover of this prospectus.

•

Leverage Risk: Certain transactions give rise to a form of leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

•

Liquidity Risk/Illiquid Securities: The Fund may, at times, hold illiquid securities, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sale. The Fund will not invest more than 15% of its net assets in securities deemed to be illiquid. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund.

•

Portfolio Turnover. The Fund is actively managed and, in some cases the Fund’s portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders and may result in a lower net asset value. High portfolio turnover (over 100%) also may result in the realization of substantial net short-term capital gains, which when distributed are taxable to shareholders. The trading costs and tax affects associated with turnover may adversely affect the Fund’s performance.

•

Temporary Defensive Positions. In order to meet liquidity needs or for temporary defensive purposes, the Fund may invest up to 100% of its assets in fixed income securities, money market securities, certificates of deposit, bankers’ acceptances, commercial paper or in equity securities which, in the Sub-adviser’s opinion, are more conservative than the types of securities that the Fund typically invests in. To the extent the Fund is engaged in temporary or defensive investments, the Fund will not be pursuing its investment objective.

•

Securities Lending: The Fund may lend securities to qualified broker-dealers, major banks or other recognized domestic institutional borrowers of securities for the purpose of realizing additional income. Risks include the potential insolvency of the borrower that could result in delays in recovering securities as well as capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well. It is also possible that if a security on loan is sold and the Fund is unable to timely recall the security, the Fund may be required to repurchase the security in the market, which may result in a potential loss to shareholders. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

•

Repurchase Agreements: The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities. There is also the risk that the seller of the agreement may become insolvent and subject to liquidation.

•

Returns Are Not Guaranteed: An investment in the Fund is neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by HSBC Bank USA, NA or any other bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

More About Risks and Investment Strategies

Specific Risk Factors

Mortgage-Backed Securities

Mortgage- and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial assets. Mortgage- and asset-backed securities are subject to prepayment, extension, market, and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Conversely, an extension risk is present during periods of rising interest rates, when a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities. Market risk reflects the risk that the price of the security may fluctuate over time as a result of changing interest rates or the lack of liquidity. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer has defaulted on its obligations.

Swaps

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument (or index). Credit default swaps are instruments which allow for the full or partial transfer of third-party credit risk, each in respect to a reference entity or entities, from one counterparty to the other. The buyer of the credit default swap receives credit protection or sheds credit risk, whereas the seller of the swap is selling credit protection or taking on credit risk. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the other party to the swap defaults, the Fund may lose interest payments that it is contractually entitled to receive and may, in some cases, lose the entire principal value of the investment security.

More Information About Fund Investments

This prospectus describes the Fund’s primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information. Of course, the Fund cannot guarantee that it will achieve its investment goal.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI and on the Fund’s website at www.investorfunds.us.hsbc.com. To request a copy of the SAI, please refer to the back cover of this prospectus.

Fund Management

The Investment Adviser and Subadviser

HSBC Global Asset Management (USA) Inc. (the “Adviser”), 452 Fifth Avenue, New York, New York 10018, is the investment adviser for the Fund, pursuant to an investment advisory contract with HSBC Investor Funds (the “Trust”). The Adviser is a wholly-owned subsidiary of HSBC Bank USA, N.A., which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company (collectively “HSBC”). HSBC currently provides investment advisory services for individuals, trusts, estates and institutions. As of September 30, 2009, the Adviser managed approximately $31 billion in the HSBC Investor Family of Funds.

The Trust and the Adviser have received an exemptive order from the Securities and Exchange Commission (“SEC”) that allows the Adviser to implement new investment sub-advisory contracts and to make material changes to existing sub-advisory contracts with the approval of the Board of Trustees, but without shareholder approval. The Fund is currently using the services of a subadviser that is affiliated with the Adviser, and the exemptions under the exemptive order do not apply to the use of an affiliated subadviser. However the exemptions under the exemptive order could be applied to the use of one or more unaffiliated subadvisers at a future time.

Halbis Capital Management (USA) Inc. (“Halbis”), 452 Fifth Avenue, New York, New York 10018, is the Subadviser for the Fund pursuant to an investment sub-advisory contract with the Adviser. Halbis is a wholly owned subsidiary of Halbis Capital Management (UK) Limited and is an affilate of the Adviser. Halbis makes the day-to-day investment decisions and continuously reviews, supervises and administers the Fund’s investment programs.

The Fund had not yet commenced operations at the date of this prospectus. For these advisory and management services (including any sub-advisory services), the Adviser and Subadviser are entitled to a collective management fee from the Fund at the annual rate of 0.50% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and sub-advisory agreements is available, or will be available, for the Fund in its shareholder reports.

Fund Management

Portfolio Managers

Halbis’ global emerging markets fixed income management team is responsible for the day-to-day portfolio management of the Fund. The team members are Arif Joshi and Denise S. Simon.

•

Arif Joshi, CFA, Senior Vice President, Portfolio Manager. Mr. Joshi works on corporate and sovereign credit analysis, risk management, and quantitative modeling, a position he began at Atlantic Advisors, which was acquired by HSBC in June 2005. Prior to joining Atlantic Advisors in 2003, Mr. Joshi worked in San Francisco as a consultant with Strategic Management Group, advising Fortune 500 companies on finance and corporate strategy. Mr. Joshi has an M.B.A. in Finance from Columbia Business School and a B.S. in Economics from the Wharton School at the University of Pennsylvania. He is a CFA charterholder.

•

Denise S. Simon, Managing Director, Global Emerging Markets Fixed Income. Ms. Simon serves as senior portfolio manager. Prior to joining Halbis in June 2005, she was Managing Director and senior portfolio manager of Atlantic Advisors. Before Atlantic Advisors, she was a senior portfolio manager at Wasserstein Perella Emerging Markets (WPEM) where she managed global funds. Ms. Simon was also a Senior Trader in Emerging European debt and equity at Bayerische Vereinsbank in Munich from 1995-1998. From 1992-1995, she was Executive Director of Emerging Markets Trading at Lehman Brothers in London where she managed the firm’s trading operations. Ms. Simon has also held senior trading positions in Global Markets at both Kleinwort Benson and UBS. She earned a BA in International Economics from George Washington University in 1983. She also serves on the board of the U.S.-Mexican Chamber of Commerce and Pro Mujer, a micro finance, non-for profit organization that operates programs throughout Latin America.

Additional information about the portfolio managers’ compensation, other accounts managed by these individuals, and their ownership of securities in the Fund or Funds they manage is available in the SAI. You can obtain a copy of the SAI on the Fund’s website at www.investorfunds.us.hsbc.com.

Fund Management

The Distributor, Administrator and Sub-Administrator

The Adviser also serves as the Trust’s administrator (the “Administrator”), and in that role, oversees and coordinates the activities of other service providers, and monitors certain aspects of the Trust’s operations. The Administrator has retained Citi Fund Services Ohio, Inc. (“Citi”), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, as sub-administrator (the “Sub-Administrator”). Management and administrative services of the Administrator and Sub-Administrator include providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.

Foreside Distribution Services, LP (“Foreside”) serves as the distributor (the “Distributor”) of the Fund’s shares. Foreside may make payments in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the Financial Industry Regulatory Authority.

The SAI has more detailed information about the Investment Adviser, Distributor, Administrator and Sub-Administrator, and other service providers. You can obtain a copy of the SAI on the Fund’s website at www.investorfunds.us.hsbc.com.

Shareholder Information

Pricing of Fund Shares

How NAV is Calculated

The NAV for each class of shares is calculated by dividing the total value of the Fund’s investments and other assets attributable to a class, less any liabilities attributable to that class, by the total number of outstanding shares of that class:

NAV =
Total Assets – Liabilities

Number of Shares
Outstanding

The value of assets in the Fund’s portfolio is determined on the basis of their market value, or where market quotations are not readily available or are deemed unreliable due to a significant event or otherwise, based on fair value as determined in good faith in accordance with the procedures established by, and under the general supervision of, the Fund’s Board of Trustees. The Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The value of portfolio securities held by the Fund may change on days when shareholders will not be able to purchase or redeem shares.

The net asset value per share (NAV) is determined once each day at the close of regular trading on the New York Stock Exchange, normally at 4 p.m. Eastern time on days the Exchange is open.

The New York Stock Exchange is open every weekday except for the days on which national holidays are observed. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. The Fund will be closed on Columbus Day and Veterans Day.

Your order for the purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund, plus any applicable sales charge. For more information about sales charges, see the section on “Distribution Arrangements/Sales Charges.”

Fair Value Pricing Policies

The Fund will fair value price its securities when market quotations are not readily available. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In addition, the exception-priced securities (i.e., securities for which the market value is provided by a quote from a single broker rather than a national pricing service) will be reviewed on a quarterly basis. In these situations, Board-approved methodologies are employed to determine a fair value for the securities. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing should result in a more accurate determination of the Fund’s net asset value price, which should eliminate the potential for stale pricing arbitrage opportunities in the Fund. However, fair value pricing involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

A “significant event” is one that occurred prior to the Fund’s valuation time, is not reflected in the most recent market price of a security, and materially affects the value of a security. Generally, such “significant events” relate to developments in foreign securities that occur after the close of trading in their respective markets. The Fund’s accounting agent may obtain fair value prices of foreign securities through utilization of a Fair Value Pricing Service previously approved by the Board where a movement in the U.S. equities market is sufficiently large to constitute a trigger established by the Board.

Shareholder Information

Purchasing and Adding to Your Shares

Purchasing Shares

You may purchase shares of the Fund through the Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by the close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.

Orders received by a dealer or selling agent that has been authorized to accept orders for Fund shares on the Trust’s behalf, that are received by such authorized agent prior to the time at which the Fund determines its NAV, will be deemed accepted by the Trust the same day and will be executed at that day’s closing share price. Each authorized dealer’s or selling agent’s agreement with HSBC Investor Funds or the Distributor allows those orders to be executed at the closing share price on such day, although the order may not be transmitted to the Trust or the Distributor until after the time at which the Fund determines its NAV.

Shareholder Information

Purchasing and Adding to Your Shares
continued

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks, money orders, travelers’ checks and credit card convenience checks are not accepted. Bank starter checks will not be accepted for initial purchases.

The Fund may waive its minimum purchase requirement and the Distributor may reject a purchase order if it considers it in the best interest of the Fund and its shareholders.

Investment minimums for any class may be waived, at the discretion of the Adviser, for investments in the Fund by clients of the Adviser and its affiliates.

	Minimum Initial Investment*	Minimum Subsequent Investment*

Class I Shares**

Regular	$50,000,000	$ N/A
(non-retirement)

*	Omnibus accounts are eligible to meet the minimums at the omnibus account level

**	Class I Shares are available for investment by investment companies advised by the Adviser without regard to these minimums.

Avoid 28% Tax Withholding

The Fund is required to withhold 28% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with Internal Revenue Service (“IRS”) rules, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. To avoid this, make sure you provide your correct Tax Identification Number (social security number for most investors) on your account application.

Shareholder Information

Purchasing and Adding to Your Shares continued

Instructions for Opening or Adding to an Account

By Regular Mail or By Overnight Service

Initial Investment:

If purchasing through your financial adviser or brokerage account, simply tell your adviser or broker that you wish to purchase shares of the Fund and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

1.

Carefully read, complete, and sign the account application. Establishing your account privileges now saves you the inconvenience of having to add them later. A copy of the application can be obtained on the Fund’s website at www.investorfunds.us.hsbc.com.

2.	Make your check payable to “HSBC Investor Funds” and include the name of the Fund on the check.

3.	Mail to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845.

Subsequent Investment:
1.	Use the investment slip attached to your account statement. Or, if unavailable,

Electronic vs. Wire Transfer

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to eight days to clear. There is generally no fee for ACH transactions.

2.	Include the following information in writing:

	•	Fund name

	•	Share class

	•	Amount invested

	•	Account name

	•	Account number

3.	Mail to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845.

Shareholder Information

Purchasing and Adding to Your Shares continued

Electronic Purchases

Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. Bank. Your bank or broker may charge for this service.

Select the electronic purchase option on your account application or call 1-800-782-8183. Your account can generally be set up for electronic purchases within 15 days.

Call 1-800-782-8183 to arrange a transfer from your bank account.

By Wire Transfer

For information on how to request a wire transfer, call 1-800-782-8183.

Automatic Investment Plan
Directed Dividend Option

You can make automatic investments in the Fund from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $25, once you’ve invested the $250 minimum required to open the account.

By selecting the appropriate box in the Account Application, you can elect to receive your distributions in cash (check) or have distributions (capital gains and dividends) reinvested in the Fund or reinvested in another HSBC Investor Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends paid to you. The Fund may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time by calling 1-800-782-8183.

To invest regularly from your bank account:

Complete the Automatic Investment Plan portion on your Account Application.

Make sure you note:

▪ Your bank name, address and account number

▪ The amount you wish to invest automatically (minimum $25)

▪ How often you want to invest (every month, 4 times a year, twice a year or once a year)

▪ Attach a voided personal check.

To invest regularly from your paycheck or government check:

Call 1-800-782-8183 for an enrollment form.

Customer Identification Information

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on U.S. Government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

Shareholder Information

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Market Timing

In accordance with policies and procedures adopted by the Board of Trustees, the Fund discourages market timing and other excessive trading practices. The Fund is intended primarily for use as a long-term investment vehicle. Frequent short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders.

To deter market timing, the Fund imposes redemption fees on shares sold or exchanged within thirty days of purchase. Redemption fees are not charged on specified types of redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans. Further exceptions and information are found in this prospectus under “Shareholder Information—Selling Your Shares—Redemption Fee.”

The Fund and the Adviser reserve the right to reject or restrict purchase or exchange requests from any investor and also reserve the right to close any account in which a pattern of excessive trading has been identified.

The Fund cannot guarantee that it will detect every market timer due to the limitations inherent in its technological systems. In addition, although the Fund will attempt to assess the redemption fee on all applicable redemptions, the Fund cannot guarantee that it will succeed in doing so. Although the Fund attempts to collect redemption fees uniformly, certain omnibus accounts or retirement plans that trade through financial intermediaries may be unable or unwilling to collect the redemption fee from their underlying accounts. Although the Fund attempts to collect redemption fees uniformly, certain omnibus accounts or retirement plans that trade through financial intermediaries may be unable or unwilling to collect the redemption fee from their underlying accounts. Under Rule 22c-2 of the Investment Company Act of 1940, the Fund has entered into agreements with financial intermediaries obligating them to provide, upon the Fund’s request, information regarding their customers and their customers’ transactions in shares of the Fund. However, there can be no guarantee that all market timing will be detected in a timely manner, since the Fund will rely on the financial intermediaries to provide the trading information, and the Fund cannot be assured that the trading information, when received, will be in a format that can be quickly analyzed or evaluated by the Fund. The Fund reserves the right to modify its policies and procedures at any time without prior notice as the Fund deems necessary in its sole discretion to be in the best interests of Fund shareholders, or to comply with state or Federal legal requirements.

Shareholder Information

Selling Your Shares

You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received in proper form by the Fund, its Transfer Agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received.

Withdrawing Money from Your Fund Investment

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

Instructions for Selling Shares

If selling your shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.

By Telephone

(unless you have declined telephone sales privileges)

1.	Call 1-800-782-8183 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See “Selling Your Shares—Verifying Telephone Redemptions”)

By Mail or Overnight Service

(See “Selling Your Shares—Redemptions in Writing Required”)

1.	Call 1-800-782-8183 to request redemption forms or write a letter of instruction indicating:

	•	your Fund and account number

	•	amount you wish to redeem

	•	address where your check should be sent

	•	account owner signature

2.	Mail to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845.

Wire Transfer

You must select this option on your account application. Call 1-800-782-8183 to request a wire transfer.

If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day. Otherwise, it will normally be wired on the second business day after your call.

The Fund may charge a wire transfer fee.

NOTE: Your financial institution may also charge a separate fee.

Electronic Redemptions

Call 1-800-782-8183 to request an electronic redemption. Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank. If you call by 4 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days. Your bank may charge for this service.

Shareholder Information

Systematic Withdrawal Plan

You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. To activate this feature:

•	Make sure you have checked the appropriate box on the Account Application, or call 1-800-782-8183.

•	Include a voided personal check.

•	Your account must have a value of $10,000 or more to start withdrawals.

•	If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

Redemptions in Writing Required

You must request redemptions in writing in the following situations:

1.	Redemptions by Individual Retirement Accounts (“IRAs”).

2.	Redemption requests requiring a signature guarantee, which include any of the following:

•	Your account address has changed within the last 15 business days;

•	The check is not being mailed to the address on your account;

•	The check is not being made payable to the owner of the account;

•	The redemption proceeds are being transferred to another Fund account with a different registration; or

•	The redemption proceeds are being wired to bank instructions currently not on your account.

You must obtain a signature guarantee from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

Verifying Telephone Redemptions

The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

Redemptions Within 10 Days of Shares Purchased by Check

When you have made an investment by check and subsequently request a redemption, you will not receive the redemption proceeds until the Fund’s Transfer Agent is satisfied that the check has cleared (which may require up to 10 business days).

Redemption Fee

The Fund will charge a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares after holding them for less than 30 days, subject to certain exceptions and limitations as described below. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.

The redemption fee will not apply to shares representing the reinvestment of dividends and capital gains distributions. The redemption fee may also not apply on certain types of accounts, such as certain omnibus accounts or retirement plans, or other accounts to which application of the redemption fee is not technologically feasible. The redemption fee may also not apply to redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs, systematic withdrawal plans, redemptions requested within 30 days following the death or disability of the shareholder (or, if a trust, its beneficiary), redemptions requested pursuant to minimum required distributions from retirement plans or redemptions initiated by the Fund.

Shareholder Information

Delay in Payment of Redemption Proceeds

Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

Redemption Proceeds

Redemption proceeds are generally paid in cash, but the Fund reserves the right to pay all or part of any redemption proceeds in kind, that is, in securities with a market value equal to the redemption price. If the Fund makes a payment in securities, the securities will be valued in the same manner as NAV is calculated. The Fund may provide these securities in lieu of cash without prior notice. You would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains you may realize from the sale, or from the sale of securities you receive.

Suspension of Redemptions

The Fund may suspend the right of redemption and postpone for more than seven days the date of payment upon redemption: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the SEC may permit.

Closing of Small Accounts

If your account falls below $50 due to redemptions, the Fund may ask you to increase your balance. If it is still below $50 after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

Undeliverable or Uncashed Checks

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office, or which remains uncashed for more than six months, may be reinvested in the shareholder’s account at the then-current NAV. No interest will accrue on amounts represented by uncashed redemption checks.

Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office, or which remains uncashed for more than six months, may be reinvested in the shareholder’s account at the then-current NAV, and if the Fund cannot locate the shareholder, the dividend option may be changed from cash to reinvest. Distributions are reinvested on the ex-date at the NAV determined at the close of business on that date.

Shareholder Information

Distribution and Shareholder Servicing Arrangements—Revenue Sharing

The Adviser and its affiliates may, out of their own resources, assist in the marketing of the Fund’s shares. Without limiting the foregoing, the Adviser may, out of its own resources, and without cost to the Fund, make payments to selected financial intermediaries for shareholder recordkeeping, processing, accounting and/or other administrative services in connection with the sale or servicing of shares of the Fund. Historically, these payments have generally been structured as a percentage of net assets attributable to the financial intermediary, but may also be structured as a percentage of gross sales, a fixed dollar amount, or a combination of the three. These payments are in addition to any payments made by the Distributor. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

Shareholder Information

Exchanging Your Shares

You can exchange your shares in the Fund for shares of the same class of another HSBC Investor Fund, usually without paying additional sales charges (see “Notes on Exchanges”). No transaction fees are charged for exchanges. You should note, however, that the Fund will charge a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares after holding them for less than 30 days subject to certain exceptions and limitations. For more information on the redemption fee, see “Selling Your Shares—Redemption Fee.”

You must meet the minimum investment requirements for the HSBC Investor Fund into which you are exchanging. Exchanges from one Fund to another are taxable.

Instructions for Exchanging Shares

Exchanges may be made by sending a written request to HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845 or by calling 1-800-782-8183. Please provide the following information:

•	Your name and telephone number

•	The exact name on your account and account number

•	Taxpayer identification number (usually your social security number)

•	Dollar value or number of shares to be exchanged

•	The name of the Fund from which the exchange is to be made

•	The name of the Fund into which the exchange is being made.

See “Selling Your Shares” for important information about telephone transactions.

To prevent disruption in the management of the Fund, due to market timing strategies, excessive exchange activity may be limited.

Notes on Exchanges

When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

The registration and tax identification numbers of the two accounts must be identical.

The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

Be sure to read carefully the Prospectus of any Fund into which you wish to exchange shares.

Delivery of Shareholder Documents

In an effort to reduce the cost associated with the printing and mailing of prospectuses, annual reports and semi-annual reports, as well as reduce the likelihood of our shareholders receiving duplicative mailings, the Fund intends to mail only one prospectus and shareholder report to shareholders having the same last name and residing at a common address. If you wish to receive separate copies of the prospectuses and shareholder reports, please contact your Financial Advisor or registered representative at the institution where you have your account.

Shareholder Information

If you are a client of HSBC Securities (USA) Inc., please send your request to the address below:

HSBC Securities Mutual Funds
452 Fifth Avenue — 2nd Floor
New York, New York 10018

If your account is direct with the Fund, please mail your request to the address below:

HSBC Investor Funds
PO Box 182845
Columbus, Ohio 43218-2845

The Fund will begin sending you individual copies of prospectuses and shareholder reports thirty days after receiving your request.

If you have any questions regarding the delivery of shareholder documents, please call 1-888-525-5757.

Shareholder Information

Shareholder Information

Dividends, Distributions and Taxes

Dividends and Distributions

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Capital gains are distributed at least annually.

Distributions are made on a per share basis regardless of how long you’ve owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution, which will generally be taxable.

The following information related to tax matters is meant as a general summary for U.S. taxpayers. Please see the SAI for more information. Because everyone’s tax situation is unique, you should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

•	The Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders will be taxed on distributions they receive.

•	Any income the Fund receives and any capital gain that the Fund derives is paid out, less expenses, to its shareholders.

•

Dividends on the Fund are paid monthly. Capital gains for the Fund are distributed at least annually. Unless a shareholder elects to receive dividends in cash, dividends will be automatically invested in additional shares of the Fund.

•	Dividends and distributions are treated in the same manner for the federal income tax purposes whether you receive them in cash or in additional shares.

•

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. Distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60 days holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. The favorable treatment of qualifying dividends and the 15% rate on long-term capital gains is currently scheduled to expire after 2010.

•

In most cases, dividends from the Fund are primarily attributable to interest and, therefore, do not qualify for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock, as described above. Instead, dividends attributable to interest will be taxed at the ordinary income tax rate applicable to the taxpayer. If the Fund designates a dividend as a capital gain distribution (e.g., when the Fund has a gain from the sale of an asset the Fund held for more than one year), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares. Distributions of short-term capital gain (e.g., when the Fund has a gain from the sale of an asset it held for one year or less) are taxable at ordinary income tax rates.

•

Dividends are taxable in the year in which they are paid or deemed paid, even if they appear on your account statement the following year. If the Fund declares a dividend in October, November or December of a year and distributes the dividend in January of the next year, you may be taxed as if you received it in the year declared rather than the year received.

•

There may be tax consequences to you if you dispose of your shares in the Fund, for example, through redemption, exchange or sale. The amount of any gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you held them.

Shareholder Information

•

Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale or exchange of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition including replacements pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.

•

You will be notified by February 15th each year about the federal tax status of distributions made by the Fund. The notice will tell you which dividends and redemptions must be treated as taxable ordinary income, which (if any) qualify for the 15% rate applicable to qualifying dividends on corporate stock and which (if any) are short-term or long-term capital gain. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

•

If you buy shares of the Fund before it makes a taxable distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

•

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due.

•	Any amounts withheld may be credited against your U.S. federal income tax liability.

•

Foreign shareholders are generally subject to special withholding requirements. If the Fund elects to designate distributions of interest and short-term capital gains, such distributions may be paid to foreign shareholders free of withholding through 2009.

•

If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends or capital gains until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account. For example, there is a penalty on certain pre-retirement distributions from retirement accounts.

Financial Highlights

As of the fiscal year ended October 31, 2009, the Fund had not commenced operations. Therefore, there is no financial information available to report at this time.

For more information about the Fund, the following documents are or will be available free upon request:

Annual/Semi-annual Reports:

The Fund’s annual and semi-annual reports to shareholders will contain additional information on the Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and legally considered a part of this prospectus.

You can get free copies of the Fund’s annual and semi-annual reports and the SAI and prospectuses of other funds in the HSBC Investor Family of Funds from the Fund’s website at www.investorfunds.us.hsbc.com. You can also obtain these items or request other information, and discuss your questions about the Fund, by contacting a broker or bank through which shares of the Fund may be purchased or sold, or by contacting the Fund at:

HSBC Investor Funds
P.O. Box 182845
Columbus, Ohio 43218-2845
Telephone: 1-800-782-8183

You can review and copy the Fund’s annual and semi-annual reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington D.C. You can get text-only copies:

•

For a duplicating fee, by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-555-8090 or 1-800-SEC-0330.

•	Free from the Commission’s Website at www.sec.gov.

Investment Company Act File No. 811-04782.

HSB-PU-GEM 1209